Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Telefónica Móviles, S.A. (the “Company”) on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 9, 2004

By:	/S/ ANTONIO VIANA-BAPTISTA
Name: Antonio Viana-Baptista Title: Chairman and Chief Executive Officer

Date: July 9, 2004

By:	/S/ ERNESTO LÓPEZ MOZO
Name: Ernesto López Mozo Title: Chief Financial Officer